[Allianz Life Insurance
Company of North America]

                       [Allianz Connections(SM)] Application

Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company of North America (Allianz),
Minneapolis, MN.
                                                              [DA _____________]
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1. ACCOUNT REGISTRATION
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Owner is Individual(Please see optional rider section for issue age restriction)

---------------------------   -------           ---------------     ------
Individual Owner First Name   MI                Last Name           Jr, Sr., III

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)

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Non-Individual Owner Name (If trust is owner, please refer to Trustee
                           Representation form)

--------------------------------------  ----------------------------------------
Tax ID number                           Social Security number

--------------------------------------------------------------------------------
Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Gender __M  __F     Date of Birth (mm/dd/yy)

Are you a U.S. Citizen? (If no, need W8-BEN)
__Yes  No__
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JOINT OWNER(Please see optional rider section for issue age restriction)
(Must be the spouse of the owner except in the state of CA)
--------------------------------------------------------------------------------

---------------------------    -------        --------------------  ------
First Name                     MI             Last Name             Jr, Sr., III

--------------------------------------------------------------------------------
Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Gender __M  __F     Date of Birth (mm/dd/yy)

Are you a U.S. Citizen? (If no, need W8-BEN)
 __Yes  No__

------------------------------                  ----------------------------
Relationship to Owner                           Social Security number
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ANNUITANT (Please see optional rider section for issue age restriction)
--------------------------------------------------------------------------------

---------------------------  -------          -----------------     ------
First Name                   MI               Last Name             Jr, Sr., III

--------------------------------------------------------------------------------
Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                  -------------------------------- -------------------------
Gender __M  __F   Social Security number           Date of Birth (mm/dd/yy)

Are you a U.S. Citizen?   (If no, need W8-BEN)
__Yes  No__
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2. PURCHASE PAYMENT (This section must be completed. Please make check payable to Allianz)
--------------------------------------------------------------------------------

[$10,000 minimum Purchase Payment required. $25,000 minimum purchase payment required with No Withdrawal Charge Option.]

Purchase Payment amount $_______________________

____Purchase Payment enclosed with application.
____This contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer or mutual fund redemption.(Please include the appropriate forms.)

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3. PLAN SPECIFICS
(This section must be completed to indicate how this contract should be issued)
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[NonQualified:__

Qualified IRA:   __IRA  __Roth IRA  __SEP IRA
                 __Roth Conversion (Contribution for tax year_______)
Qualified Plans: __401 __401 One Person Defined Benefit]


F70032-01                    Page 1 of 7                                (8/2008)

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4. BENEFICIARY DESIGNATION
(If more than four beneficiaries, attach a list signed by owner(s).)
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For jointly owned contracts, the surviving joint owner is the sole primary beneficiary. Spousal joint owners may also name contingent beneficiaries. Non-spousal joint owners cannot name contingent beneficiaries.

If the Beneficiary is a trust, qualified plan or custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian

__Primary
__Contingent  ----------   ------------------------- ---------------------------
               Percentage   Tax ID number             Social Security number

--------------------------------------------------------------------------------
Non-Individual Beneficiary Information (If trust, please include date of trust in name.) (If owner is a 401 qualified plan, the plan must be the beneficiary)
--------------------------------------------------------------------------------

__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

                                        ----------------------------------------
                                        Relationship
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

                                        ----------------------------------------
                                        Relationship
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

                                        ----------------------------------------
                                        Relationship
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(If more than four beneficiaries, attach a list signed by owner.)

[5. Optional Provisions - Each additional option carries an additional charge.
    (check only one)]

o If no Optional Provision is selected, the Base Contract (7 year surrender) will be issued at no additional charge.

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[|_| Short Withdrawal Charge Option*: Not Available with the No Withdrawal
    Option.

|_| No Withdrawal Charge Option: Not Available with the Short Withdrawal Option.
    You must select the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit with this option.

* For the Short Withdrawal Charge Option, purchase payments will be limited to the first contract year.]

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[6. Optional death benefit - Carries an additional charge.]
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[|_|  Quarterly Value Death Benefit:  If you do not select the Quarterly Value
     Death Benefit, the contract provides a Traditional Death Benefit at no additional cost.]

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[7. Optional riders - Each addtional option carries and additional charge.
   (check only one)]
--------------------------------------------------------------------------------

[|_| No Living Benefit (No additional cost.)

|_| Lifetime Plus II Benefit - Please fill out the Covered Person(s) Selection section. The oldest Covered Person must be age 80 or younger.

|_| Lifetime Plus 10 Benefit - Please fill out the Covered Person(s) Selection section. The oldest Covered Person must be age 80 or younger.

|_| Target Date Retirement Benefit*-Please fill out the Targe date requirements section. Must be age 80 or younger. This benefit is not available with the No Withdrawal Charge Option.

BY SELECTING THE LIFETIME PLUS II BENEFIT, LIFETIME PLUS 10 BENEFIT OR TARGET DATE RETIREMENT BENEFIT, I CONSENT THAT ALLIANZ MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THE CONTRACT.

* For the Target Date Retirment Benefit, purchase payments will be limited to the first three contract years. If you chose both the Short Withdrawal Charge Option and the Target Date Retirement Benefit Rider, we will limit purchase payments to the first contract year.]

F70032-01                    Page 2 of 7                                (8/2008)

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[8.] Covered Person(s) Selection (select one)
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|_| Single Life Payout(1):


Name_____________________________________________________________
Check one:|_| Owner |_| Joint Owner |_| Annuitant, if owned by a non-individual Date of birth ____/____/____ (proof of age required-Please include copy of driver's license, birth certificate, or any other governmental recognized identification)

(1) For single lifetime Plus Payments:
    o   If the contract is solely owned, the Covered Person is the Owner.
    o If the contract is owned by a non-individual, the Covered Person is the Annuitant.
    o If the contract is jointly owned,you may be able to choose which Joint Owner is the Covered Person subject to the maximum age restriction for adding the [Lifetime Plus II Benefit or Lifetime Plus 10 Benefit] to your contract.

|_| Joint Life Payout(2):

Spouse's Name_____________________________________________________________
Spouse's Date of birth ____/____/____ (proof of age required-Please include copy of driver's license, birth certificate,
                                       or any other governmental recognized
                                       identification)
Spouse's gender: |_| Male |_| Female
Relationship to contract owner(check one) |_| Spousal joint owner (nonqualified)
                                          |_| Spousal sole beneficiary
                                              (qualified or non-individual,
                                               nonqualified)

Spouses must qualify as such under federal law until the [Lifetime Plus II Benefit or Lifetime Plus 10 Benefit] terminates. If at any time before the [Lifetime Plus II Benefit or Lifetime Plus 10 Benefit] terminates you are no longer spouses you must send us notice.

(2) For joint Lifetime Plus Payments you and your spouse are the Covered Person(s).
    For joint Lifetime Plus Payments under contracts that are not qualified under the tax code:
    o   spouses must be joint owners, or
    o one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a non individual, or
    o one spouse must be the sole owner and annuitant and the other spouse must be the sole primary beneficiary.
    For joint Lifetime Plus Payments under contracts that are qualified under the tax code:
    o one spouse must be the sole owner and annuitant and the other spouse must be the sole primary beneficiary, or
    o one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a nonindividual, or
    o if we require a non-individual owner to be the beneficiary, then one spouse must be the annuitant and the other spouse must be the sole contingent beneficiary solely for the purpose of determining the Lifetime Plus Payment.

(1) The older person must be age [80] or yournger at issue.
(2) Joint Lifetime Plus Payments may not be avaialble for some contracts owned by a non-individual.

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[9. Target date requirements
--------------------------------------------------------------------------------

    Please select the Contract Anniversary on which you would like your Initial Target Value Date to fall. This must be the seventh or later Contract Anniversary. Once you select your Initial Target Value Date, indicate your Purchase Payment Allocation instructions in Section 10 in accordance with the following guidelines.

    CONTRACT ANNIVERSARY YEAR FOR INITIAL TARGET VALUE DATE __________

Years until initial     Maximum in A+B+X  Maximum in A  Minimum in Y
Target Value Date
12 or more                    95%             30%          5%
11                            90%             30%         10%
10                            85%             25%         15%
 9                            80%             25%         20%
 8                            75%             20%         25%
 7                            70%             20%         30%]



F70032-01                    Page 3 of 7                                (8/2008)

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[10.] Purchase payment allocation
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Complete this section for allocations and Dollar Cost Averaging (DCA) source investment choices based on section 7 of this form.

Choose 1: _ six month DCA program _12 month DCA program

Please note: If DCA is being requested, 100% of your initial Purchase Payment will be applied to the DCA Money Market Account. Please complete the allocations below as to what you would like as your DCA Target Fund instructions. The DCA program is avaialable only during the Accumulation Phase. Our may select up to [15] investment options. You must make allocations in whole percentages (33.3% or dollars are not permitted). If you select the Lifetime Plus II Benefit or Lifetime Plus 10 Benefit you must meet the investment options requirements stated next to each group.

[NO OPTIONAL BENEFIT, LIFETIME PLUS II BENEFIT OR LIFETIME PLUS 10 BENEFIT

Group A investment options
You can not have more then [25%] of your total contract value in Group A investment Options.
Small Cap
____% AZLSM Columbia Small Cap Value Fund
____% AZLSM Franklin Small Cap Value Fund
____% AZLSM Turner Quantitative Small Cap Growth Fund
____% AZLSM OCC Opportunity Fund
____% AZLSM Small Cap Stock Index Fund
International Equity
____% AZLSM Schroder International Small Cap Fund
Specialty
____% AZLSM Columbia Technology Fund
____% AZLSM Schroder Emerging Markets Equity Fund
____% AZLSM Van Kampen Global Real Estate Fund
____% Davis VA Financial Portfolio
____% Franklin Global Communications Securities Fund
____% PIMCO VIT Commodity RealReturn Strategy Portfolio

Group B investment options
You cannot have more then [70%] of your total contract value in Group A and B investment options.

TargetPLUS (Model Portfolio)
____% AZLSM TargetPLUS Equity Fund
Mid Cap
____% AZLSM Neuberger Berman Regency Fund
____% AZLSM Van Kampen Mid Cap Growth Fund
____% OpCap Mid Cap Portfolio
Large Growth
____% AZLSM Dreyfus Founders Equity Growth Fund
____% AZLSM Jennison Growth Fund
____% AZLSM Legg Mason Growth Fund
____% AZLSM LMP Large Cap Growth Fund
International Equity
____% AZLSM AIM International Equity Fund
____% AZLSM NACM International Fund
____% AZLSM Oppenheimer Global Fund
____% AZLSM Oppenheimer International Growth Fund
____% AZLSM Van Kampen Global Franchise Fund
____% Mutual Discovery Securities Fund
____% Templeton Growth Securities Fund
Large Blend
____% AZLSM First Trust Target Double Play Fund
____% AZLSM Jennison 20/20 Focus Fund
____% AZLSM Legg Mason Value Fund
____% AZLSM Oppenheimer Main Street Fund
____% AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
____% AZLSM S&P 500(R) Index Fund
Large Value
____% AZLSM Davis NY Venture Fund
____% AZLSM OCC Value Fund
____% AZLSM Van Kampen Comstock Fund
____% AZLSM Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund

Group C investment options
There are no limits on the amount of the contract value that you can have in Group C investment options.
Fusion Portfolios
____% AZL FusionSM Growth Fund
____% AZL FusionSM Moderate Fund
____% AZL FusionSM Balanced Fund
TargetPLUS
____% AZLSM TargetPLUS Growth Fund
____% AZLSM TargetPLUS Moderate Fund
____% AZLSM TargetPLUS Balanced Fund
High Yield Bonds
____% Franklin High Income Fund
____% PIMCO VIT High Yield Portfolio
Intermediate-Term Bonds
____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
Short-Term Bonds
____% Franklin U.S. Government Fund
Cash Equivalent
____% AZLSM Money Market Fund
Specialty
____% AZLSM Van Kampen Equity and Income Fund
____% Franklin Income Securities Fund
____% Franklin Templeton VIP Founding Funds Allocation Fund
____% PIMCO VIT All Asset Portfolio
____% BlackRock Global Allocation V.I. Fund]


F70032-01                    Page 4 of 7                                (8/2008)

You may select up to [15] investment options. You must make allocations in whole percentages (33.3% or dolars are not permitted).


[                         Target Date Retirement Benefit

Group A investment options
Small Cap
____% AZLSM Columbia Small Cap Value Fund
____% AZLSM Franklin Small Cap Value Fund
____% AZLSM Turner Quantitative Small Cap Growth Fund
____% AZLSM OCC Opportunity Fund
____% AZLSM Small Cap Stock Index Fund
International Equity
____% AZLSM Schroder International Small Cap Fund
Specialty
____% AZLSM Columbia Technology Fund
____% AZLSM Schroder Emerging Markets Equity Fund
____% AZLSM Van Kampen Global Real Estate Fund
____% Davis VA Financial Portfolio
____% Franklin Global Communications Securities Fund
____% PIMCO VIT Commodity RealReturn Strategy Portfolio

Group B investment options
TargetPLUS (Model Portfolio)
____% AZLSM TargetPLUS Equity Fund
Mid Cap
____% AZLSM Neuberger Berman Regency Fund
____% AZLSM Van Kampen Mid Cap Growth Fund
____% OpCap Mid Cap Portfolio
Large Growth
____% AZLSM Dreyfus Founders Equity Growth Fund
____% AZLSM Jennison Growth Fund
____% AZLSM Legg Mason Growth Fund
____% AZLSM LMP Large Cap Growth Fund
International Equity
____% AZLSM AIM International Equity Fund
____% AZLSM NACM International Fund
____% AZLSM Oppenheimer Global Fund
____% AZLSM Oppenheimer International Growth Fund
____% AZLSM Van Kampen Global Franchise Fund
____% Mutual Discovery Securities Fund
____% Templeton Growth Securities Fund
Large Blend
____% AZLSM First Trust Target Double Play Fund
____% AZLSM Jennison 20/20 Focus Fund
____% AZLSM Legg Mason Value Fund
____% AZLSM Oppenheimer Main Street Fund
____% AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
____% AZLSM S&P 500(R) Index Fund
Large Value
____% AZLSM Davis NY Venture Fund
____% AZLSM OCC Value Fund
____% AZLSM Van Kampen Comstock Fund
____% AZLSM Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund

Group X investment options
Fusion Portfolios
____% AZL FusionSM Growth Fund
____% AZL FusionSM Moderate Fund
TargetPLUS
____% AZLSM TargetPLUS Growth Fund
____% AZLSM TargetPLUS Moderate Fund
Specialty
____% Franklin Templeton VIP Founding Funds Allocation Fund
____% AZLSM Van Kampen Ewuity and Income Fund
____% BlackRock Global Allocation V.I. Fund

Group Y investment options
Fusion Portfolios
____% AZL FusionSM Balanced Fund
TargetPLUSSM TargetPLUS Balanced Fund
High Yield Bonds
____% Franklin High Income Fund
____% PIMCO VIT High Yield Portfolio
Intermediate-Term Bonds
____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
Short-Term Bonds
____% Franklin U.S. Government Fund
Cash Equivalent
____% AZLSM Money Market Fund
Specialty
____% Franklin Income Securities Fund
____% PIMCO VIT All Asset Portfolio]

Total of _______% (must equal 100%)

F70032-01                    Page 5 of 7                                (8/2008)

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[11.] Telephone authorization
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[ ] Yes   By checking "yes," I am authorizing and directing Allianz to act on telephone or electronic instructions from the registered representative and/or anyone authorized by him/her to transfer contract values among the investment options. IF THE BOX IS NOT CHECKED, THIS AUTHORIZATION WILL BE PERMITTED FOR THE OWNER ONLY. Allianz will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss or cost. The electronic transaction privilege may be modified or withdrawn at the discretion of the company.

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[12.] REPLACEMENT (This section must be completed)
--------------------------------------------------------------------------------

Do you have existing life insurance or annuity contracts? __YES  __No

Will the annuity contract applied for replace or change
existing contracts or policies?                           __YES  __No

If there is existing coverage, states that have adopted the NAIC Model Replacement Regulation or a variation of the Model, require that the replaceament form be completed even if a replacement is not indicated. For a replacment in any state, attach the appropriate replacment form for the state in which the application is taken. The registered representative must also complete
Section 13 regarding replacement.

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[13.] REGISTERED REPRESENTATIVE
--------------------------------------------------------------------------------

By signing below, the Registered Representative/Agent certifies to the following:

I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the owner(s) with the most current prospectus. To the best of my knowledge the applicant:
 ___DOES___DOES NOT have existing life insurance policies or annuity contracts.

To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

[ ______________________________________                         -------------
 Registered Representative's signature                           B/D Rep. ID

 -----------------------------------------------                 -------
 Registered Representative's first and last name (please print)  Percent Split

 __________________________________________________              ------------
 Registered Representative's signature  (split case)             B/D Rep ID

 --------------------------------------------------------        -------
 Registered Representative's first       (split case)            Percent Split
 and last name (please print)

 __________________________________________________ Registered   ------------
 Representative's signature (split case)                         B/D Rep ID

 ----------------------------------------------------------      -------
 Registered Representative's first          (split case)         Percent Split]
 and last name (please print)

 -----------------------------------------------------------------------------
 Registered Representative's address

 --------------------------------------------
 Registered Representative's telephone number

 -----------------------------------------------------------------------------
 Broker/dealer name (please print)

 -----------------------------------------------------------------------------
 Authorized signature of broker/dealer (if required)

-----------------------------------------------------------------------------
Representative's FLORIDA insurance license number (complete if signed in
                                                   Florida)
 -----------------------------------------------------------------------------
[Commission Options: (please check one) [ __ A  __ B  __ C ]

F70032-01                        Page 6 of 7                           (08/2008)

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[14.] STATEMENT OF APPLICANT
--------------------------------------------------------------------------------
The following states require applicants to read and acknowledge the statement for your state below.

[ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE.

ARKANSAS,  KENTUCKY,  LOUISIANA,  MAINE,  NEW MEXICO,  OHIO,  TENNESSEE AND WEST
VIRGINIA: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or a denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act(except VA), which is a crime and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

MARYLAND: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

VERMONT: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.

WASHINGTON: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.]

By signing below, the owner acknowledges the statements mentioned above and understands that or agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT CHOICES, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any Allianz rights or requirements.

__Please send me a statement of additional information (Also available on the SEC web site,[http://www.sec.gov]).

---------------------------   -------------------------
Owner's signature              Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

----------------------------  -----------
Signed at (city and state)    Date signed

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15. HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by the Owner(s).
[Please call the Allianz Service Center with any questions at 800-624-0197.]

                             [ MAILING INFORMATION

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

REGULAR MAIL                            OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz  Service Center                 Allianz Service Center 824240
PO Box 824240                           c/o PNC Bank Lockbox
Philadelphia, PA 19182-4240             312 W Route 38 and East Gate Drive
                                        Moorestown, NJ 08057-4240


                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

      REGULAR MAIL                      OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Service Center                  Allianz Service Center
PO Box 1122                             300 Berwyn Park
Southeastern, PA 19398-1122             Berwyn, PA 19312-1179 ]




F70032-01                        Page 7 of 7                           (08/2008)